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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2003

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                         1-8597                 94-2657368
(State or other jurisdiction     (Commission File Number)      (IRS Employer
   of incorporation)                                         Identification No.)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

On February 26, 2003, The Cooper Companies, Inc. issued a press release reporting results for its first quarter fiscal 2003. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.     Description
-------   -----------
 99.1     Press Release dated February 26, 2003 of The Cooper Companies, Inc.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE COOPER COMPANIES, INC.


                                             By   /s/ Stephen C. Whiteford
                                                --------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  February 27, 2003




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                                  EXHIBIT INDEX

Exhibit                                                             Sequentially
  No.     Description                                              Numbered Page
-------   -----------                                              -------------
99.1      Press Release dated February 26, 2003 of The Cooper
          Companies, Inc.